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                                                                 EXHIBIT 10.26.1

                                                                       EXHIBIT A

                                    BORROWER PLEDGE AGREEMENT dated as of
                           September 17, 1999, among CRICKET COMMUNICATIONS, INC. a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on
                           Schedule I hereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; and together with the Subsidiaries, Holdings and the Borrower, the "Pledgors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.


         Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Pledgor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

         The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof. The Borrower may from time to time incur Permitted Additional Obligations that are required to be secured pursuant to the terms hereof.

         Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells,

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conveys, hypothecates, pledges, sets over and delivers unto the Collateral
Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) all shares of capital stock, membership interests or other equity interests owned by it, all of which are listed on Schedule II hereto, and any shares of capital stock, membership interests or other equity interests obtained in the future by the Pledgor and the certificates representing all such shares, membership interests or other equity interests (collectively, the "Pledged Stock"); provided that the pledged interests shall not include to the extent that applicable law requires that a subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) all debt securities owned by it, all of which are listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to
Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to give effect to the pledge granted hereby and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may


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reasonably request in order to give effect to the pledge granted hereby. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

         (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any Person to be evidenced by a duly executed promissory note, bond, debenture or similar instrument that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

         SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that as of the Effective Date:

                  (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

                  (b) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule


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         II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

                  (d) except for such consents and approvals as have been obtained and are in full force and effect, no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to, and continue to be in the possession of, the Collateral Agent in accordance with this Agreement, the Collateral Agent will have a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

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                  (h) all information set forth herein relating to the Pledged
         Stock is accurate and complete in all material respects as of the date hereof; and

                  (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

         SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless a Notice of Enforcement is in effect:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the other Support Documents and the Secured Instruments; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or any other Support Document or any Secured Instrument or the ability of the Secured Parties to exercise the same.


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                  (ii) The Collateral Agent shall execute and deliver to each
         Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Support Documents, the Secured Instruments and applicable laws. While a Notice of Enforcement is in effect, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (b) While a Notice of Enforcement is in effect, all rights of any Pledgor to dividends, interest or principal


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that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Enforcement Collateral Account upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After a Notice of Enforcement has been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement, the Collateral Agent shall, within five Business Days after all such Notices of Enforcement have been rescinded, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in the Enforcement Collateral Account.

         (c) While a Notice of Enforcement is in effect, rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers in a manner not inconsistent with the terms of this Agreement, provided that, unless otherwise directed by the Required Secured Parties, the Collateral Agent shall have the right from time to time while a Notice of Enforcement is in effect to permit the Pledgors to exercise such rights. After all Notices of Enforcement have been rescinded in accordance with the terms


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of the Collateral Agency and Intercreditor Agreement, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 6. Remedies upon Default. While a Notice of Enforcement is in effect, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate subject to applicable law and standards of commercial reasonableness. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at

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such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such pur chaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Subject to Section 9.05 of the Collateral Agency and Intercreditor Agreement, at any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement the applicable Notice of Enforcement shall have been rescinded in accordance with the terms of the Collateral Agency and Intercreditor Agreement and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a



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suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

         SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied promptly by the Collateral Agent after receipt thereof as provided in the Collateral Agency and Intercreditor Agreement.

         Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.


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         (b) Without limitation of its indemnification obligations under the other Support Documents, each Pledgor agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Support Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Support Document or any Secured Instrument, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Support Document or any Secured Instrument or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and, if not paid within five Business Days after written demand for payment is received by a Pledgor from the Collateral Agent, shall bear interest at the rate specified in Section 2.11(c) of the Credit Agreement.

         (d) To the extent that the Pledgors fail to pay any amount required to be paid by them to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity


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payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damaged, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such. For purposes hereof, a Secured Party's "pro rata share" shall be determined based upon its share of the sum of the total outstanding loans and unused commitments under the Secured Instruments at the time.

         SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent, effective while a Notice of Enforcement is in effect, the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, while a Notice of Enforcement is in effect, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same, in each case in a manner not inconsistent with the terms of this Agreement; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered


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thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents and the Secured Instruments are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

         SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with


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respect to any disposition of the Pledged Securities permitted hereunder. Each
Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.


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         SECTION 12. Security Interest Absolute. All rights of the Collateral
Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Support Document or Secured Instrument, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Support Document or Secured Instrument or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have terminated.

         (b) Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, upon any sale or other transfer by any Pledgor of any Collateral that does not violate any Secured Instrument to any Person that is not a Pledgor, the security interest in such Collateral shall be automatically released.

         (c) In connection with any termination or release pursuant to paragraph
(a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

         SECTION 15. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

         SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Support Documents. Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, if all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not a Pledgor pursuant to a transaction that does not violate any Secured Instrument, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each

Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

         SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a Secured Instrument, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

         SECTION 21. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

         (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 23. Additional Pledgors. Upon execution and delivery by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Pledgors and any one or more Pledgors may be released from its obligations hereunder without the consent or agreement of any other Pledgor.

         SECTION 24. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       CRICKET COMMUNICATIONS, INC.,

                                        By____________________________
                                            Name:
                                            Title:


                                       CRICKET WIRELESS
                                       COMMUNICATIONS, INC.,

                                       By____________________________
                                           Name:
                                           Title:


                                       EACH SUBSIDIARY
                                       LISTED ON SCHEDULE I

                                        By___________________________
                                          Name:
                                          Title:


                                       EACH LICENSE SUBSIDIARY
                                       LISTED ON SCHEDULE I


                                       By___________________________
                                         Name:
                                         Title:


                                       STATE STREET BANK AND TRUST
                                       COMPANY, as Collateral Agent


                                       By___________________________

                                         Name:
                                         Title:

                                                               Schedule I to the
                                                       Borrower Pledge Agreement


                                    PLEDGORS


Name                                Address
----                                -------

                                                              Schedule II to the
                                                       Borrower Pledge Agreement



                                  CAPITAL STOCK



                                       Number and
          Number of      Registered     Class of      Percentage
Issuer   Certificates      Owner         Shares       of Shares
------   ------------    ----------    -----------    ----------


                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS



                                                      Percentage
                                       Number and         of
           Number of    Registered      Class of      Membership
Issuer   Certificates     Owner        Interests      of Interests
------   ------------   ----------     ----------     ------------


                              PARTNERSHIP INTERESTS



                                           Percentage of Limited
          Number of       Limited or        General Partnership
Issuer   Certificates      General               Interests
------   ------------     ----------       ---------------------

                                 DEBT SECURITIES



                Principal         Date of        Maturity
Issuer           Amount            Notes           Date
------          ---------         -------        --------

                                                                  Annex 1 to the
                                                       Borrower Pledge Agreement


                           SUPPLEMENT NO. dated as of , to the Borrower Pledge
                  Agreement dated as of September 17, 1999, among, CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), CRICKET WIRELESS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"),each subsidiary of the Borrower listed on
                  Schedule I thereto (each a "Subsidiary", and, collectively, the "Subsidiaries"), each subsidiary of the Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each a "License Subsidiary", and, collectively, the "License Subsidiaries"; and together with the Subsidiaries, Holdings and the Borrower, the "Pledgors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

         A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Pledge Agreement) and (b) the Borrower Pledge Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce Secured Parties to make loans under the applicable Secured Instruments.
Section 23 of the Pledge Agreement provides that Subsidiary Loan Parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Pledgor") is executing this Supplement to become a Pledgor under the Pledge Agreement in order to induce the Secured Parties to make additional loans under the applicable Secured Instruments and as consideration for loans previously made under the Secured Instruments.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 23 of the Pledge Agreement, the New Pledgor by its signature below becomes a

Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. In furtherance of the fore going, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral of the New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

         SECTION 3. This Supplement may be executed in counter parts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Pledge Agreement. All communications and notices here under to the New Pledgor shall be given to it in care of the Borrower as set forth in the Credit Agreement.

         SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                       [NAME OF NEW PLEDGOR],


                                       By_________________________________

                                       Name:
                                       Title:


                                       STATE STREET BANK AND TRUST
                                       COMPANY, as Collateral Agent,


                                       By_________________________________
                                       Name:
                                       Title:

                                                                   Schedule I to
                                                              Supplement No. [ ]
                                                to the Borrower Pledge Agreement


                      Pledged Securities of the New Pledgor



                                  CAPITAL STOCK


                                           Number and       Percentage of
                                        Class of Shares       Shares or
          Number of       Registered        and Other        Other Equity
Issuer  Certificates         Owner       Equity Interests      Interests
------  ------------      ----------    -----------------   -------------


                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS



                                                    Percentage
                                     Number and         of
          Number of    Registered     Class of      Membership
Issuer   Certificates    Owner       Interests      of Interests
------   ------------  ----------    ----------     ------------


                              PARTNERSHIP INTERESTS



                                           Percentage of Limited
            Number of       Limited or      General Partnership
Issuer    Certificates        General           Interests
------    ------------      ----------     ---------------------

                                 DEBT SECURITIES



                Principal         Date of        Maturity
Issuer           Amount            Notes           Date
------          ---------         -------        --------